U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 17, 2003


                         POINT GROUP HOLDINGS, INCORPORATED
             (Exact name of registrant as specified in its charter)


                                        Nevada
                      (State or jurisdiction of incorporation
                                   or organization)


                                       0-29113
                               (Commission File Number)


                                     54-1838089
                    (I.R.S. Employer Identification Number)


      2240 Shelter Island Drive, Suite 202 San Diego, California       92106
       (Address of principal executive offices)                      (Zip Code)


                 Registrant's telephone number:  (619) 226-3536


                                 Syconet.com, Inc.
        (Former name or former address, if changed since last report)


ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective on February 17, 2003, the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, George Brenner, C.P.A., resigned. This firm did not issue any financial statements for the Registrant.

During the Registrant's most recent fiscal year and the subsequent interim period preceding such dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Registrant's most recent fiscal year and the subsequent interim period preceding the former accountant's dismissal.

The Registrant has requested George Brenner, C.P.A. to respond to the Securities and Exchange Commission regarding its agreement with the statements made by the Registrant in this amended Form 8-K in response to Item 304(a)(1) of Regulation S-B.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 Point Group Holdings, Incorporated



Dated: February 21, 2003         By: /s/  John Fleming
                                 John Fleming, President